Prospectus Supplement

June 14, 2017

The Guardian Investor Variable Annuity B Series®

The Guardian Investor Variable Annuity L Series®

The following supplemental information should be read in conjunction with the Prospectuses dated May 1, 2017 for The Guardian Investor Variable Annuity B Series® and The Guardian Investor Variable Annuity L Series®, for variable annuity contracts issued through The Guardian Separate Account R.

1.	Pursuant to shareholder approval of the consummation of a plan of merger between Janus Capital Group Inc., the parent company of Janus Capital Management LLC, advisor to the Janus Aspen Series, and the Henderson Group plc effective May 30, 2017: Effective June 5, 2017, Janus Aspen Global Research Portfolio was renamed Janus Henderson Global Research Portfolio.

2.	Effective June 30, 2017 the following replaces the information contained in the May 1, 2017 prospectus with respect to the fund named below:

Variable investment options	Investment objectives	Typical investments	Investment Adviser
Franklin Small Cap Value VIP Fund (Class 2 shares)	Seeks long-term total return.	Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Advisory Services, LLC (Advisory Service) 101 John F. Kennedy Parkway Short Hills, NJ 07078

Except as set forth herein, all other provisions of the prospectuses noted above, as heretofore supplemented, shall remain unchanged.

This Supplement Should Be Retained With Your Prospectus For Future Reference.

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